Exhibit 10.50

SECURITY AGREEMENT

Among

CURO FINANCIAL TECHNOLOGIES CORP.,

CURO INTERMEDIATE HOLDINGS CORP.

CERTAIN SUBSIDIARIES OF CURO INTERMEDIATE HOLDINGS CORP.

and

VICTORY PARK MANAGEMENT, LLC,

as COLLATERAL AGENT

Dated as of November 17, 2016

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of November 17, 2016 made by each of the undersigned assignors (each, an “Assignor” and, together with any other entity that becomes an assignor hereunder pursuant to Section 10.12 hereof, the “Assignors”) in favor of Victory Park Management, LLC, as collateral agent (together with any successor collateral agent, the “Collateral Agent”), for the benefit of the Secured Creditors (as defined below). Certain capitalized terms as used herein are defined in Article IX hereof. Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, Curo Financial Technologies Corp. (“Holdings”), Curo Intermediate Holdings Corp. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), and Victory Park Management, LLC, as administrative agent (in such capacity together with any successor administrative agent, the “Administrative Agent”), have entered into a Short-Term Credit Agreement, dated as of November 17, 2016 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to and for the account of, the Borrower, all as contemplated therein (the Lenders, the Administrative Agent and the Collateral Agent are herein called the “Lender Creditors”);

WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements and/or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender’s or affiliate’s successors and assigns, if any, collectively, the “Other Creditors” and, together with the Lender Creditors, the “Secured Creditors”, with each such Interest Rate Protection Agreement and/or Other Hedging Agreement with an Other Creditor being herein called a “Secured Hedging Agreement”);

WHEREAS, pursuant to the Holdings Guaranty, Holdings has guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described (and defined) therein;

WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described (and defined) therein;

WHEREAS, it is a condition precedent to the making of Loans to the Borrower for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into Secured Hedging Agreements that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

WHEREAS, each Assignor will obtain benefits from the incurrence of Loans by the Borrower for the account of the Borrower under the Credit Agreement and the entering into by the Borrower of Secured Hedging Agreements and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower for the account of the Borrower and the Other Creditors to enter into Secured Hedging Agreements with the Borrower;

NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

ARTICLE I.

SECURITY INTERESTS

1.1. Grant of Security Interests. (a) security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in and a lien on all of the right, title and interest of such Assignor in, to and under all of the following personal property and fixtures (and all rights therein) of such Assignor, or in which or to which such Assignor has any rights, in each case whether now existing or hereafter from time to time acquired:

(i)	each and every Account;

(ii)	all cash;

(iii)	the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

(iv)	all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

(v)	all Commercial Tort Claims;

(vi)	all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including but not limited to Domain Names and Trade Secret Rights;

(vii)	all Contracts, together with all Contract Rights arising thereunder;

(viii)	all Copyrights;

(ix)	all Equipment;

(x)	all Deposit Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained by such Assignor with any Person and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

(xi)	all Documents;

(xii)	all General Intangibles;

(xiii)	all Goods;

(xiv)	all Instruments;

(xv)	all Inventory;

(xvi)	all Investment Property;

(xvii)	all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

(xviii)	all Marks, together with the registrations and right to all renewals thereof, the goodwill of the business of such Assignor symbolized by the Marks and all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same;

(xix)	all Patents, together with all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same;

(xx)	all Permits;

(xxi)	all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

(xxii)	all Supporting Obligations; and

(xxiii)	all Proceeds and products of any and all of the foregoing (all of the above, the “Collateral”).

(b) The security interest of the Collateral Agent under this Agreement extends to all Collateral which any Assignor may acquire, or with respect to which any Assignor may obtain rights, at any time during the term of this Agreement. Notwithstanding anything to the contrary contained herein, the term “Collateral” shall not include, and the security interest granted under this Agreement shall not attach to: (A) any lease, license, Permit, contract or agreement to which any Assignor is a party to the extent (but only to the extent) that the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Assignor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such lease, ‘license, Permit or agreement (other than, in either case, (x) to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including any Bankruptcy Code) or principles of equity or (y) to the extent that the other party has consented to the assignment thereof pursuant to the terms hereof or pursuant to an assignment for security purposes generally or such prohibition otherwise no longer exists), (B) leasehold interests in real property with respect to which any Assignor is a tenant or subtenant to the extent that a security interest therein cannot be perfected solely by filing a UCC-1 financing statement (or similar instrument) under the UCC of any applicable jurisdiction, (C) any trademark applications filed on an intent-to-use basis (until the issuance of a registration or the filing of a statement of use for such application), (D) except in the circumstances and to the extent provided by Section 9.17 of the Credit Agreement, the Voting Equity Interests (as defined in the Pledge Agreement) of any Exempted Foreign Entity (as defined in the Pledge Agreement) in excess of 65% of the total combined voting power of all classes of Voting Equity Interests of any Exempted Foreign Entity, (E) motor vehicles covered by certificates of title or ownership to the extent that a security interest therein cannot be perfected solely by filing a UCC-1 financing statement (or similar instrument) under the UCC of any applicable jurisdiction, (F) property or assets owned by an Assignor that are subject to a Permitted Lien described in Section 10.01(vi) or (vii) of the Credit Agreement for so long as such Permitted Lien is in effect and the Indebtedness secured thereby otherwise prohibits any other Liens thereon, but only for so long as such prohibition exists and is effective and valid, (G) Excluded Deposit Accounts and (H) Proceeds and products from any and all of the assets described in the foregoing clauses (A) through (G), unless such Proceeds and products would otherwise constitute Collateral securing the Obligations in the absence of this sentence.

Notwithstanding anything herein to the contrary, the lien and security interest granted pursuant to this Agreement and the exercise of any right or remedy hereunder are subject to the provisions of the Intercreditor Agreement at any time the Intercreditor Agreement is in effect. In the event of any conflict between the terms the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control at any time the Intercreditor Agreement is in effect.

1.2. Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

ARTICLE II.

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

2.1. Necessary Filings. All filings, registrations, recordings and other actions necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been (or, within 15 days after the date hereof (or 90 days after the date hereof in the case of Deposit Accounts, as such date may be extended in accordance with Section 3.9 hereof), will be) accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a valid and, together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by possession or control (within the meaning of the UCC as in effect on the date hereof in the State of New York), by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction or by a filing of a Grant of Security Interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office.

2.2. No Liens. Such Assignor is, and as to all Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

2.4. Chief Executive Office, Record Locations. The chief executive office of such Assignor is, on the date of this Agreement, located at the address indicated on Annex A hereto for such Assignor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Assignor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for such Assignor.

2.5. Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof, or held at any time during the four calendar months prior to the date hereof, by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor.

2.6. Legal Names; Type of Organization (and Whether a Registered Organization); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc. The exact legal name of each Assignor, the type of organization of such Assignor, whether or not such Assignor is a Registered Organization, the jurisdiction of organization of such Assignor, such Assignor’s Location, the organizational identification number (if any) of such Assignor and the Federal Employer Identification Number (if any), is listed on Annex C hereto for such Assignor. Such Assignor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its jurisdiction of organization, its Location, its organizational identification number (if any), or its Federal Employer Identification Number (if any) from that used on Annex C hereto, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) such Assignor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 5 days’ prior written notice of each change to the information listed on Annex C (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex C which shall correct all information contained therein for such Assignor, and (ii) in connection with each change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that such Assignor does not have an organizational identification number on the date hereof and later obtains one, such Assignor shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

2.7. Trade Names; Etc. Such Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, no trade names, fictitious names or other names except its legal name as specified in Annex C and such other trade or fictitious names as are listed on Annex D hereto for such Assignor. Such Assignor shall not assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 15 days’ written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name will be used and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new name, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

2.8. Certain Significant Transactions. During the one year period preceding the date of this Agreement, except in connection with the Transaction, no Person shall have merged, amalgamated or consolidated with or into any Assignor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, any Assignor, in each case except as described in Annex E hereto. With respect to any transactions so described in Annex E hereto, the respective Assignor shall have furnished such information with respect to the Person (and the assets of the Person and locations thereof) which merged with or into, amalgamated with or consolidated with such Assignor, or was liquidated into or transferred all or substantially all of its assets to such Assignor, and shall have furnished to the Collateral Agent such UCC lien searches as may have been requested with respect to such Person and its assets, to establish that no security interest (excluding Permitted Liens) continues perfected on the date hereof with respect to any Person described above (or the assets transferred to the respective Assignor by such Person), including without limitation pursuant to Section 9-316(a)(3) of the UCC.

2.9. Non-UCC Property. The aggregate fair market value (as determined by the Assignors in good faith) of all property of the Assignors of the types described in clauses (1), (2) and (3) of Section 9-311(a) of the UCC and constituting Collateral does not exceed $1,000,000. If the aggregate value of all such property at any time owned by all Assignors and constituting Collateral exceeds $1,000,000, the Assignors shall provide prompt written notice thereof to the Collateral Agent and, upon the request of the Collateral Agent, the Assignors shall promptly (and in any event within 30 days of acquiring knowledge thereof) take such actions (at their own cost and expense) as may be required under the respective United States, State or other laws referenced in Section 9-311(a) of the UCC to perfect the security interests granted herein in any Collateral where the filing of a financing statement does not perfect the security interest in such property in accordance with the provisions of Section 9-311(a) of the UCC.

2.10. As-Extracted Collateral; Timber-to-be-Cut. On the date hereof, such Assignor does not own, or expect to acquire, any property which constitutes, or would constitute, As-Extracted Collateral or Timber-to-be-Cut. If at any time after the date of this Agreement such Assignor owns, acquires or obtains rights to any As-Extracted Collateral or Timber-to-be-Cut, such Assignor shall furnish the Collateral Agent with prompt written notice thereof (which notice shall describe in reasonable detail the As-Extracted Collateral and/or Timber-to-be-Cut and the locations thereof) and shall take all actions as may be deemed reasonably necessary or desirable by the Collateral Agent to perfect the security interest of the Collateral Agent therein.

2.11. Collateral in the Possession of a Bailee. If any Inventory or other Goods are at any time in the possession of a bailee, such Assignor shall promptly notify the Collateral Agent thereof and, if requested by the Collateral Agent, shall use its commercially reasonable efforts to promptly obtain an acknowledgment from such bailee, in form and substance reasonably satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of such Assignor. The Collateral Agent agrees with such Assignor that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the respective Assignor with respect to any such bailee.

2.12. Recourse. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

ARTICLE III.

SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS;

INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

3.1. Additional Representations and Warranties. As of the time when each of its Accounts arises, each Assignor shall be deemed to have represented and warranted that each such Account, and all records, papers and documents relating thereto (if any) are genuine and what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the knowledge of such Assignor, represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will, to the knowledge of such Assignor, evidence true and valid obligations, enforceable in accordance with their respective terms, and (iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense accurate records of its Accounts and Contracts, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor’s premises to the Collateral Agent for inspection, at such Assignor’s own cost and expense, at any and all reasonable times, but not more than two (2) such inspections per calendar year, upon prior notice to such Assignor and otherwise in accordance with the Credit Agreement. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Assignor shall legend, in form and manner satisfactory to the Collateral Agent, the Accounts and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Accounts and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such

Assignor. Without notice to or assent by any Assignor, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account toward the payment of the Obligations in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys’ fees), whether incurred by an Assignor or the Collateral Agent, shall be borne solely by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, provided that (x) the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Section 11.05 of the Credit Agreement has occurred and is continuing.

3.4. Modification of Terms; etc. Except in accordance with such Assignor’s ordinary course of business and consistent with reasonable business judgment or as permitted by Section 3.5 hereof, no Assignor shall rescind or cancel any indebtedness evidenced by any Account or under any Contract, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account or Contract, or interest therein, without the prior written consent of the Collateral Agent. No Assignor will do anything to impair the rights of the Collateral Agent in the Accounts or Contracts.

3.5. Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Contract. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne solely by the relevant Assignor.

3.6. Instruments. If any Assignor owns or acquires any Instrument in excess of $500,000 constituting Collateral (other than (x) checks and other payment instruments received and collected in the ordinary course of business and (y) any Instrument subject to pledge pursuant to the Pledge Agreement), such Assignor will within 30 days notify the Collateral Agent thereof in writing, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent.

3.7. Assignors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

3.8. Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

3.9. Deposit Accounts; Etc. Subject to Section 9.18 of the Credit Agreement: (a) No Assignor maintains, or at any time after the date of this Agreement shall establish ‘or maintain, any demand, time, savings, passbook or similar account, except for such accounts maintained with a bank (as defined in Section 9-102 of the UCC) whose jurisdiction (determined in accordance with Section 9-304 of the UCC) is within a State of the United States. No Assignor maintains, or at any time after the date of this Agreement shall establish or maintain, any Deposit Account except in accordance with the provisions of Section 9.18 of the Credit Agreement. Annex F hereto accurately sets forth, as of the date of this Agreement, for each Assignor, each Deposit Account that is a Concentration Account maintained by such Assignor (including a description thereof and the respective account number), the name of the respective bank with which such Deposit Account is maintained, and the jurisdiction of the respective bank with respect to such Deposit Account. For each Deposit Account that is a Concentration Account (other than (x) any Concentration Account maintained with the Collateral Agent and (y) any Debit Card Program Account), the respective Assignor shall cause the bank with which such Deposit Account is maintained to execute and deliver to the Collateral Agent, within 90 days after the date of this Agreement (as such date may be extended by the Collateral Agent in its sole discretion) or, if later, at the time of the establishment of the respective Deposit Account, a “control agreement” in the form of Annex G hereto (appropriately completed), with such changes thereto, or in such other form, as may be reasonably acceptable to the Collateral Agent.

If any bank with which a Deposit Account that is a Concentration Account is maintained refuses to, or does not, enter into such a “control agreement”, then the respective Assignor shall promptly (and in any event within 90 days after the date of this Agreement (as such date may be extended by the Collateral Agent in its sole discretion) or, if later, 90 days after the establishment of such account (as such date may be extended by the Collateral Agent in its sole discretion)) close the respective Deposit Account and transfer all balances therein to the Cash Collateral Account or another Concentration Account meeting the requirements of this Section 3.9. If any bank with which a Deposit Account that is a Concentration Account is maintained refuses to subordinate its claims with respect to such Deposit Account to the Collateral Agent’s security interest therein on terms reasonably satisfactory to the Collateral Agent, then the Collateral Agent, at its option, may (x) require that such Deposit Account be terminated in accordance with the immediately preceding sentence or (y) agree to a “control agreement” without such subordination, provided that in such event the Collateral Agent may at any time, at its option, subsequently require that such Deposit Account be terminated (within 90 days after notice from the Collateral Agent (as such date may be extended by the Collateral Agent in its sole discretion)) in accordance with the requirements of the immediately preceding sentence.

(b) Subject to the terms of Section 9.18 of the Credit Agreement: after the date of this Agreement, no Assignor shall establish any new demand, time, savings, passbook or similar account, except for (x) Deposit Accounts that are established and maintained with banks and meeting the requirements of preceding clause (a) and (y) Excluded Deposit Accounts. At the time any such Deposit Account that is a Concentration Account is established, the appropriate “control agreement” shall be entered into in accordance with the requirements of preceding clause (a) and the respective Assignor shall furnish to the Collateral Agent a supplement to Annex F hereto containing the relevant information with respect to the respective Deposit Account and the bank with which same is established.

3.10. Letter-of-Credit Rights. If any Assignor is at any time a beneficiary under a letter of credit with a stated amount of $1,000,000 or more, such Assignor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, such Assignor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use its commercially reasonable efforts to (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in this Agreement after the occurrence and during the continuance of an Event of Default.

3.11. Commercial Tort Claims. All Commercial Tort Claims of each Assignor in existence on the date of this Agreement are described in Annex H hereto. If any Assignor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $1,000,000 or more, such Assignor shall promptly notify the Collateral Agent thereof in a writing signed by such Assignor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

3.12. Chattel Paper. Upon the request of the Collateral Agent made at any time or from time to time, each Assignor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper held or owned by such Assignor. Furthermore, if requested by the Collateral Agent, each Assignor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has “control” of all Electronic Chattel Paper in accordance with the requirements of Section 9-105 of the UCC. Each Assignor will promptly (and in any event within 30 days) following any reasonable request by the Collateral Agent, deliver all of its Tangible Chattel Paper to the Collateral Agent.

3.13. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps, including any and all actions as may be reasonably necessary or required under the Federal Assignment of Claims Act, relating to its Accounts, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require and not otherwise inconsistent with the provisions of Section 1.1(b).

ARTICLE IV.

SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES

4.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use the registered Marks and Domain Names listed in Annex I hereto for such Assignor and that said listed Marks and Domain Names include all United States marks and applications for United States marks registered in the United States Patent and Trademark Office and all Domain Names that such Assignor owns or uses in connection with its business as of the date hereof. Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all Marks and Domain Names that it uses. Each Assignor further warrants that it has no knowledge of any third party claim received by it that aspect of such Assignor’s present or contemplated business operations infringes or will infringe any trademark, service mark or trade name of any other Person other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use all U.S. trademark registrations and applications and Domain Name registrations listed in Annex I hereto and that said registrations are valid, subsisting, have not been canceled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable, and is not aware that there is any reason that any of said registrations is invalid or unenforceable, and is not aware that there is any reason that any of said applications will not mature into registrations. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or similar registrar in order to effect an absolute assignment of all right, title and interest in each Mark and/or Domain Name, and record the same.

4.2. Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Mark or Domain Name absent prior written approval of the Collateral Agent.

4.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is, or may be, infringing or diluting or otherwise violating any of such Assignor’s rights in and to any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that such Assignor’s use of any Mark or Domain Name material to such Assignor’s business violates in any material respect any property right of that party. Each Assignor further agrees to prosecute diligently in accordance with reasonable business practices any Person infringing any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect.

4.4. Preservation of Marks and Domain Names. Each Assignor agrees to use its Marks and Domain Names which are material to such Assignor’s business in interstate commerce during the time in which this Agreement is in effect and to take all such other actions as are reasonably necessary to preserve such Marks as trademarks or service marks under the laws of the United States (other than any such Marks which are no longer used or useful in its business or operations).

4.5. Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents reasonably required to maintain all Mark and/or Domain Name registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its material registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent (other than with respect to registrations and applications deemed by such Assignor in its reasonable business judgment to be no longer prudent to pursue).

4.6. Future Registered Marks and Domain Names. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any Domain Name is registered by Assignor, within 30 days of receipt of such certificate or similar indicia of ownership, such Assignor shall deliver to the Collateral Agent a copy of such registration certificate or similar indicia of ownership, and a grant of a security interest in such Mark and/or Domain Name, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest in such Mark and/or Domain Name to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex L hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.

4.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks and Domain Names, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) take and use or sell the Marks or Domain Names and the goodwill of such Assignor’s business symbolized by the Marks or Domain Names and the right to carry on the business and use the assets of such Assignor in connection with which the Marks or Domain Names have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks or Domain Names in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks or Domain Names and registrations and any pending trademark applications in the United States Patent and Trademark Office or applicable Domain Name registrar to the Collateral Agent.

ARTICLE V.

SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

5.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of all rights in (i) all Trade Secret Rights, (ii) the Patents listed in Annex J hereto for such Assignor and that said Patents include all the United States patents and applications for United States patents that such Assignor owns as of the date hereof and (iii) the Copyrights listed in Annex K hereto for such Assignor and that said Copyrights include all the United States copyrights registered with the United States Copyright Office and applications to United States copyrights that such Assignor owns as of the date hereof. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor’s present or contemplated business operations infringes or will infringe any patent of any other Person or such Assignor has misappropriated any Trade Secret or proprietary information which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent or Copyright, and to record the same.

5.2. Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Collateral Agent.

5.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe or other violation of such Assignor’s rights in any Patent or Copyright or to any claim that the practice of any Patent or use of any Copyright violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party, in each case, in any manner which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, to diligently prosecute, in accordance with its reasonable business judgment, any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right, in each case to the extent that such infringement or misappropriation, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.4. Maintenance of Patents or Copyrights. At its own expense, each Assignor shall make timely payment of all post-issuance fees required to maintain in force its rights under each Patent or Copyright, absent prior written consent of the Collateral Agent to the contrary (other than any such Patents or Copyrights which are no longer used or are deemed by such Assignor in its reasonable business judgment to no longer be useful in its business or operations).

5.5. Prosecution of Patent or Copyright Applications. At its own expense, each Assignor shall diligently prosecute all material applications for (i) United States Patents listed in Annex J hereto and (ii) Copyrights listed on Annex K hereto, in each case for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies (other than applications that are deemed by such Assignor in its reasonable business judgment to no longer be necessary in the conduct of the Assignor’s business), absent written consent of the Collateral Agent.

5.6. Other Patents and Copyrights. Within 30 days of the acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or of filing of an application for a United States Patent or Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or Patent, or certificate or registration of, or application therefor, as the case may be, with a grant of a security interest as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the sole expense of such Assignor, confirming the grant of a security interest, the form of such grant of a security interest to be substantially in the form of Annex M or N hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

5.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

ARTICLE VI.

PROVISIONS CONCERNING ALL COLLATERAL

6.1. Protection of Collateral Agent’s Security. Except as otherwise permitted by the Secured Debt Agreements, each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times maintain insurance, at such Assignor’s own expense to the extent and in the manner provided in the Secured Debt Agreements. Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Secured Debt Agreements, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

6.2. Warehouse Receipts Non-Negotiable. To the extent practicable, each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be “negotiable” (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

6.3. Additional Information. Each Assignor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly (and in any event within 10 Business Days after its receipt of the respective request) furnish to the Collateral Agent such information with respect to the Collateral (including the identity of the Collateral or such components thereof as may have been requested by the Collateral Agent, the value and location of such Collateral, etc.) as may be requested by the Collateral Agent. Without limiting the forgoing, each Assignor agrees that it shall promptly (and in any event within 10 Business Days after its receipt of the respective request) furnish to the Collateral Agent such updated Annexes hereto as may from time to time be reasonably requested by the Collateral Agent.

6.4. Further Actions. Each Assignor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral and not otherwise inconsistent with the provisions of Section 1.1(b).

6.5. Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law (and such authorization includes describing the Collateral as “all assets” of such Assignor).

ARTICLE VII.

REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

7.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

(i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor’s premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

(ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

(iii) instruct all banks which have entered into a control agreement with the Collateral Agent to transfer all monies, securities and instruments held by such depositary bank to the Cash Collateral Account;

(iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct such Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

(v) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

(x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

(y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

(z) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

(vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Domain Names, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

(vii) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 7.4; and

(viii) take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607(a) of the UCC;

it being understood that each Assignor’s obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement and the other Security Documents.

7.2. Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 7.2 without accountability to the relevant Assignor. If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be required by such applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor’s expense.

7.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT’S TAKING POSSESSION OR THE COLLATERAL AGENT’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

(i) all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

(ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder; and

(iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

7.4. Application of Proceeds. (a) All moneys and other property and assets collected or received by the Administrative Agent, the Collateral Agent or any other Secured Creditor (or, to the extent the Pledge Agreement, any other Security Document or any Guaranty requires proceeds of collateral or other amounts received under such other Credit Document to be applied in accordance with the provisions of this Agreement, the pledgee or collateral agent or other agent under such other Credit Document) (x) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder and under the other Security Documents, (y) after the acceleration of the Credit Document Obligations pursuant the Credit Agreement or (z) upon any distribution (whether or not characterized as such) in connection with any case, proceeding or other action of the type described in Section 11.05 of the Credit Agreement (the amounts described in preceding clauses (x), (y) and (z) are referred to herein as a “Distribution”), shall be applied as follows:

(i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii), (iv) and (v) of the definition of “Obligations”;

(ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

(iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

(iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 10.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

(b) For purposes of this Agreement, (x) “Pro Rata Share” shall mean, when calculating a Secured Creditor’s portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor’s Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) “Primary Obligations” shall mean (i) in the case of the Credit Document Obligations, all principal of, premium, fees and interest on, all Loans, all unpaid drawings and all Fees and (ii) in the case of the Other Obligations, all amounts due under each Secured Hedging Agreement (other than indemnities, fees (including, without limitation, attorneys’ fees) and similar obligations and liabilities) and (z) “Secondary Obligations” shall mean all Obligations other than Primary Obligations.

(c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their relevant Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any Distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such Distribution.

(d) [Reserved].

(e) All payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent for the account of the Lender Creditors and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each, a “Representative”) for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

(f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent and (ii) the Representative or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative and the Other Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Other Creditors, as the case may be. Unless it has received written notice from a Lender Creditor or an Other Creditor to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has written notice from an Other Creditor to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secured Hedging Agreements are in existence.

(g) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

(h) If any Secured Creditor collects or receives any Distribution to which it is not entitled under Section 7.4(a) hereof, such Secured Creditor shall hold the same in trust for the Secured Creditors and shall forthwith deliver the same to the Administrative Agent or the Collateral Agent, for the account of the Secured Creditors, to be applied in accordance with Section 7.4(a) hereof.

7.5. Remedies Cumulative. Each and every right, power, and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys’ fees, and the amounts thereof shall be included in such judgment.

7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

ARTICLE VIII.

INDEMNITY

8.1. Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, assigns, employees, affiliates and agents (hereinafter in this Section 8.1 referred to individually, as “Indemnitee,” and collectively, as “Indemnitees”) harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys’ fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called “expenses”) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

(b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable fees (including reasonable attorneys’ fees and expenses), costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent’s Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent’s interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

(c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses (including reasonable attorneys’ fees and expenses) which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

(d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Loans made under the Credit Agreement, the termination of all Secured Hedging Agreements and the payment of all other Obligations and notwithstanding the discharge thereof and the occurrence of the Termination Date.

ARTICLE IX.

DEFINITIONS

The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

“Account” shall mean any “account” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State.

“Administrative Agent” shall have the meaning provided in the recitals of this Agreement.

“Agreement” shall mean this Security Agreement, as the same may be amended, modified, restated and/or supplemented from time to time in accordance with its terms.

“As-Extracted Collateral” shall mean “as-extracted collateral” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Assignor” shall have the meaning provided in the first paragraph of this Agreement.

“Bankruptcy Code” shall have the meaning provided in the Credit Agreement.

“Borrower” shall have the meaning provided in the recitals of this Agreement.

“Cash Collateral Account” shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

“Chattel Paper” shall mean “chattel paper” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term “Chattel Paper” shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

“Class” shall have the meaning provided in Section 10.2 of this Agreement.

“Collateral” shall have the meaning provided in Section 1.1(a) of this Agreement.

“Collateral Agent” shall have the meaning provided in the first paragraph of this Agreement.

“Commercial Tort Claims” shall mean “commercial tort claims” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Concentration Account” shall mean each of those accounts referenced in Section 9.18 of the Credit Agreement and Annex F hereto and designated as a “Concentration Account” thereon, along with any replacement accounts in respect thereof established in accordance with the terms of Section 9.18 of the Credit Agreement and Section 3.9 hereof.

“Contract Rights” shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

“Contracts” shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreements, Other Hedging Agreements, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements).

“Copyrights” shall mean any United States or foreign copyright now or hereafter owned by any Assignor, including any registrations of any copyrights in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

“Credit Agreement” shall have the meaning provided in the recitals of this Agreement.

“Credit Document Obligations” shall have the meaning provided in the definition of “Obligations” in this Article IX.

“Deposit Accounts” shall mean all “deposit accounts” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Distribution” shall have the meaning provided in Section 7.4(a) of this Agreement.

“Documents” shall mean “documents” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Domain Names” shall mean all Internet domain names and associated URL addresses in or to which any Assignor now or hereafter has any right, title or interest.

“Electronic Chattel Paper” shall mean “electronic chattel paper” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Equipment” shall mean any “equipment” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

“Event of Default” shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

“Excluded Deposit Accounts” shall mean Deposit Accounts of any Assignor exclusively used for payroll, payroll taxes and other employee wage and benefit payments.

“General Intangibles” shall mean “general intangibles” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Goods” shall mean “goods” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Holdings” shall have the meaning provided in the recitals hereto.

“Indemnitee” shall have the meaning provided in Section 8.1(a) of this Agreement.

“Instrument” shall mean “instruments” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Inventory” shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor’s customers, and shall specifically include all “inventory” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Investment Property” shall mean “investment property” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Lender Creditors” shall have the meaning provided in the recitals of this Agreement.

“Lenders” shall have the meaning provided in the recitals of this Agreement.

“Letter-of-Credit Rights” shall mean “letter-of-credit rights” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Location” of any Assignor, shall mean such Assignor’s “location” as determined pursuant to Section 9-307 of the UCC.

“Marks” shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by any Assignor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by an Assignor and any trade dress including logos, designs, fictitious business names and other business identifiers used by any Assignor.

“Obligations” shall mean and include, as to any Assignor, all of the following:

(i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), fees, costs and indemnities) of such Assignor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, each Credit Document to which such Assignor is a party (including, without limitation, in the event such Assignor is a Guarantor, all such obligations, liabilities and indebtedness of such Assignor under its Guaranty) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in each such Credit Document (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Secured Hedging Agreements, being herein collectively called, the “Credit Document Obligations”);

(ii) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Assignor to the Other Creditors, now existing or hereafter incurred under, arising out of or in connection with any Secured Hedging Agreement, whether such Secured Hedging Agreement is now in existence or hereinafter arising (including, without limitation, in the case of a Assignor that is a Guarantor, all obligations, liabilities and indebtedness of such Assignor under its Guaranty in respect of the Secured Hedging Agreements), and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in each such Secured Hedging Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called, the “Other Obligations”);

(iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral;

(iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys’ fees and court costs; and

(v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement;

it being acknowledged and agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

“Other Creditors” shall have the meaning provided in the recitals of this Agreement.

“Other Obligations” shall have the meaning provided in the definition of “Obligations” in this Article IX.

“Patents” shall mean any patent in or to which any Assignor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a patent now or hereafter made by any Assignor.

“Permits” shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

“Primary Obligations” shall have the meaning provided in Section 7.4(b) of this Agreement.

“Pro Rata Share” shall have the meaning provided in Section 7.4(b) of this Agreement.

“Proceeds” shall mean all “proceeds” as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Registered Organization” shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York.

“Representative” shall have the meaning provided in Section 7.4(e) of this Agreement.

“Required Secured Creditors” shall mean (i) at any time when any Credit Document Obligations are outstanding or any Loan Commitments under the Credit Agreement exist, the Required Lenders (or, to the extent provided in Section 13.12 of the Credit Agreement, each of the Lenders) and (ii) at any time after all of the Credit Document Obligations have been paid in full and all Loan Commitments under the Credit Agreement have been terminated and no further Loan Commitments may be provided thereunder, the holders of a majority of the Other Obligations.

“Requisite Creditors” shall have the meaning provided in Section 10.2 of this Agreement.

“Secondary Obligations” shall have the meaning provided in Section 7.4(b) of this Agreement.

“Secured Creditors” shall have the meaning provided in the recitals of this Agreement.

“Secured Debt Agreements” shall mean and include this Agreement, the other Credit Documents and each Secured Hedging Agreement.

“Secured Hedging Agreement” shall have the meaning provided in the recitals to this Agreement.

“Software” shall mean “software” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Supporting Obligations” shall mean any “supporting obligation” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor, or in which any Assignor has any rights, and, in any event, shall include, but shall not be limited to all of such Assignor’s rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

“Tangible Chattel Paper” shall mean “tangible chattel paper” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Termination Date” shall have the meaning provided in Section 10.8(a) of this Agreement.

“Timber-to-be-Cut ” shall mean “timber-to-be-cut” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Trade Secret Rights” shall mean the rights of an Assignor in any Trade Secret it holds.

“Trade Secrets” shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of an Assignor worldwide whether written or not.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

ARTICLE X.

MISCELLANEOUS

10.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Collateral Agent or any Assignor shall not be effective until received by the Collateral Agent or such Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

(a) if to any Assignor, c/o:

Curo Financial Technologies Corp.

3527 N. Ridge Rd.

Wichita, KS 67205

Attention: Vin Thomas

E-Mail:     vinthomas@curo.com

(b) if to the Collateral Agent, at:

Victory Park Management, LLC

227 W. Monroe Street, Suite 3900

Chicago, Illinois 60606

Telephone: (312) 705-2786

Facsimile:  (312) 701-0794

Attention:   Scott R. Zemnick, General Counsel

E-mail:       szemnick@vpcadvisors.com

with a copy (for informational purposes only) to:

Katten Muchin Rosenman LLP

525 West Monroe Street

Chicago, Illinois 60661

Telephone: (312) 902-5297 and (312) 902-5495

Facsimile:  (312) 577-8964 and (312) 577-8854

Attention:   Mark R. Grossmann, Esq. and Scott E. Lyons, Esq.

E-mail:       mg@kattenlaw.com and scott.lyons@kattenlaw.com

(c) if to any Lender Creditor (other than the Collateral Agent), at such address as such Lender Creditor shall have specified in the Credit Agreement;

(d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Assignor and the Collateral Agent;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

10.2. Waiver; Amendment. Except as provided in Sections 10.8 and 10.12 hereof (or as provided in the other Security Documents), none of the terms and conditions of this Agreement or any other Security Document may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby (it being understood that the addition or release of any Assignor hereunder shall not constitute a change, waiver, discharge or termination affecting any Assignor other than the Assignor so added or released) and the Collateral Agent (with the written consent of the Required Secured Creditors); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) also shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term “Class” shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term “Requisite Creditors” of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent provided in Section 13.12 of the Credit Agreement, each of the Lenders), and (y) with respect to the Other Obligations, the holders of at least a majority of all Other Obligations outstanding from time to time.

10.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

10.4. Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 10.8 hereof, (ii) be binding upon each Assignor, its successors and assigns; provided, however, that no Assignor shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent (with the prior written consent of the Required Secured Creditors) or as otherwise permitted by the Secured Debt Agreements, and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

10.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

10.6. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH ASSIGNOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH ASSIGNOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH ASSIGNOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH ASSIGNOR. EACH ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH ASSIGNOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 10.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN, HOWEVER, SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY ASSIGNOR IN ANY OTHER JURISDICTION.

(b) EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

10.7. Assignor’s Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

10.8. Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation in Section 8.1 hereof, shall survive such termination) and the Collateral Agent, at the written request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, “Termination Date” shall mean the date upon which the Total Loan Commitment under the Credit Agreement has been terminated and all Secured Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding and all Loans thereunder have been repaid in full and all Obligations then due and payable have been paid in full.

(b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and the Total Loan Commitment in connection with a sale or disposition permitted by Section 10.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Collateral Agent, at the request and expense of such Assignor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any Subsidiary Guarantor from the Subsidiaries Guaranty in accordance with the provisions thereof, such Assignor (and the Collateral at such time assigned by the respective Assignor pursuant hereto) shall be released from this Agreement.

(c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a) or (b), such Assignor shall deliver to the Collateral Agent a certificate signed by an Authorized Officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 10.8(a) or (b). At any time that the Borrower or the respective Assignor desires that a Subsidiary of the Borrower which has been released from the Subsidiaries Guaranty be released hereunder as provided in the last sentence of Section 10.8(b) hereof, it shall deliver to the Collateral Agent a certificate signed by an Authorized Officer of the Borrower and the respective Assignor stating that the release of the respective Assignor (and its Collateral) is permitted pursuant to such Section 10.8(b). If reasonably requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make such request), the relevant Assignor shall furnish appropriate legal opinions (from counsel, reasonably acceptable to the Collateral Agent) to the effect set forth in this Section 10.8(c).

(d) The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) this Section 10.8.

10.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

10.10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.11. The Collateral Agent and the other Secured Creditors. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

10.12. Additional Assignors. It is understood and agreed that any Subsidiary Guarantor that desires to become an Assignor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become an Assignor hereunder by (x) executing a counterpart hereof and delivering same to the Collateral Agent or by executing a joinder agreement and delivering same to the Collateral Agent, in each case as may be requested by (and in form and substance reasonably satisfactory to) the Collateral Agent, (y) delivering supplements to Annexes A through F, inclusive, and H through K, inclusive, hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Assignor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

ASSIGNORS		CURO FINANCIAL TECHNOLOGIES CORP.
CURO INTERMEDIATE HOLDINGS CORP.
TODD FINANCIAL, INC.
TODD CAR TITLE, INC.
CURO MANAGEMENT LLC
FMMR INVESTMENTS, INC.
EVERGREEN FINANCIAL INVESTMENTS, INC.
PRINCIPAL INVESTMENTS, INC.
SPEEDY CASH
ADVANCE GROUP, INC.
CONCORD FINANCE, INC.
SCIL, INC.
CASH COLORADO, LLC
GALT VENTURES, LLC
A SPEEDY CASH CAR TITLE LOANS, LLC
SCIL TEXAS, LLC
SC AURUM, LLC
ATTAIN FINANCE, LLC
SPEEDY CASH ILLINOIS, INC.
SC TEXAS MB, INC.
THE MONEY STORE, L.P.

	By:	/s/ Donald F. Gayhardt
Name: Donald F. Gayhardt Jr.
Title: President & Chief Executive Officer

[Signature Page to Security Agreement]

Accepted and Agreed to:

VICTORY PARK MANAGEMENT, LLC as Collateral Agent

By:	/s/ Scott R. Zemnick
Name: Scott R. Zemnick
Title: Authorized Signatory

[Signature Page to Security Agreement]

ANNEX G

to

SECURITY AGREEMENT

Form of Control Agreement Regarding Deposit Accounts

AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of _______, ______, among the undersigned assignor (the “Assignor”) _____________, not in its individual capacity but solely as Collateral Agent (the “Collateral Agent”), and ____________ (the “Deposit Account Bank”), as the “bank” (as defined in Section 9-102 of the UCC as in effect on the date hereof in the State of _________________ (the “UCC”)) with which one or more deposit accounts (as defined in Section 9-102 of the UCC) are maintained by the Assignor (with all such deposit accounts now or at any time in the future maintained by the Assignor with the Deposit Account Bank being herein called the “Deposit Accounts”).

W I T N E S S E T H:

WHEREAS, the Assignor, various other assignors and the Collateral Agent have entered into a Security Agreement, dated as of November 17, 2016 (as amended, amended and restated, modified or supplemented from time to time, the “Security Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Security Agreement), the Assignor has granted a security interest to the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Agreement) in all of the right, title and interest of the Assignor in and into any and all “deposit accounts” (as defined in Section 9-102 of the UCC) and in all monies, securities, instruments and other investments deposited therein from time to time (collectively, herein called the “Collateral”); and

WHEREAS, the Assignor desires that the Deposit Account Bank enter into this Agreement in order to establish “control” (as defined in Section 9-104 of the UCC) in each Deposit Account at any time or from time to time maintained with the Deposit Account Bank, and to provide for the rights of the parties under this Agreement with respect to such Deposit Accounts;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignor’s Dealings with Deposit Accounts; Notice of Exclusive Control. Until the Deposit Account Bank shall have received from the Collateral Agent a Notice of Exclusive Control (as defined below), the Assignor shall be entitled to present items drawn on and otherwise to withdraw or direct the disposition of funds from the Deposit Accounts and give instructions in respect of the Deposit Accounts; provided, however, that the Assignor may not, and the Deposit Account Bank agrees that it shall not permit the Assignor to, without the Collateral Agent’s prior written consent, close any Deposit Account. If the Collateral Agent shall give to the Deposit Account Bank a notice of the Collateral Agent’s exclusive control of the Deposit Accounts in accordance with Section 7.1 of the Security Agreement, which notice states that it is a “Notice of Exclusive Control” (a “Notice of Exclusive Control”), only the Collateral Agent shall be entitled to withdraw funds from the Deposit Accounts, to give any instructions in respect of the Deposit Accounts and any funds held therein or credited thereto or otherwise to deal with the Deposit Accounts.

2. Collateral Agent’s Right to Give Instructions as to Deposit Accounts. (a) The Collateral Agent shall be entitled, for purposes of this Agreement, at any time after a Notice of Exclusive Control has been delivered to the Deposit Account Bank in accordance with the terms of this Agreement, to give the Deposit Account Bank instructions as to the withdrawal or disposition of any funds from time to time credited to any Deposit Account, or as to any other matters relating to any Deposit Account or any other Collateral, without consent from the Assignor. The Assignor hereby irrevocably authorizes and instructs the Deposit Account Bank, and the Deposit Account Bank hereby agrees, to comply with any such instructions from the Collateral Agent without any further consent from the Assignor. Such instructions may include the giving of stop payment orders for any items being presented to any Deposit Account for payment. The Deposit Account Bank shall be fully entitled to rely on, and shall comply with, such instructions from the Collateral Agent even if such instructions are contrary to any instructions or demands that the Assignor may give to the Deposit Account Bank. In case of any conflict between instructions received by the Deposit Account Bank from the Collateral Agent and the Assignor, the instructions from the Collateral Agent shall prevail.

(b) It is understood and agreed that the Deposit Account Bank’s duty to comply with instructions from the Collateral Agent regarding the Deposit Accounts is absolute, and the Deposit Account Bank shall be under no duty or obligation, nor shall it have the authority, to inquire or determine whether or not such instructions are in accordance with the Security Agreement or any other Credit Document (as defined in the Credit Agreement referred to in the Security Agreement), nor seek confirmation thereof from the Assignor or any other Person.

3. Assignor’s Exculpation and Indemnification of Depository Bank. The Assignor hereby irrevocably authorizes and instructs the Deposit Account Bank to follow instructions from the Collateral Agent regarding the Deposit Accounts even if the result of following such instructions from the Collateral Agent is that the Deposit Account Bank dishonors items presented for payment from any Deposit Account. The Assignor further confirms that the Deposit Account Bank shall have no liability to the Assignor for wrongful dishonor of such items in following such instructions from the Collateral Agent. The Deposit Account Bank shall have no duty to inquire or determine whether the Assignor’s obligations to the Collateral Agent are in default or whether the Collateral Agent is entitled, under any separate agreement between the Assignor and the Collateral Agent, to give any such instructions. The Assignor further agrees to be responsible for the Deposit Account Bank’s customary charges and to indemnify the Deposit Account Bank from and to hold the Deposit Account Bank harmless against any loss, cost or expense that the Deposit Account Bank may sustain or incur in acting upon instructions which the Deposit Account Bank believes in good faith to be instructions from the Collateral Agent.

4. Subordination of Security Interests; Deposit Account Bank’s Recourse to Deposit Accounts. The Deposit Account Bank hereby subordinates any claims and security interests it may have against, or with respect to, any Deposit Account at any time established or maintained with it by the Assignor (including any amounts, investments, instruments or other Collateral from time to time on deposit therein) to the security interests of the Collateral Agent (for the benefit of the Secured Creditors) therein, and agrees that no amounts shall be charged by it to, or withheld or set-off or otherwise recouped by it from, any Deposit Account of the Assignor or any amounts, investments, instruments or other Collateral from time to time on deposit therein; provided that the Deposit Account Bank may, however, from time to time debit the Deposit Accounts for any of its customary charges in maintaining the Deposit Accounts or for reimbursement for the reversal of any provisional credits granted by the Deposit Account Bank to any Deposit Account, to the extent, in each case, that the Assignor has not separately paid or reimbursed the Deposit Account Bank therefor.

5. Representations, Warranties and Covenants of Deposit Account Bank. The Deposit Account Bank represents and warrants to the Collateral Agent that:

(a) The Deposit Account Bank constitutes a “bank” (as defined in Section 9- 102 of the UCC), that the jurisdiction (determined in accordance with Section 9-304 of the UCC) of the Deposit Account Bank for purposes of each Deposit Account maintained by the Assignor with the Deposit Account Bank shall be one or more States within the United States.

(b) The Deposit Account Bank shall not permit any Assignor to establish any demand, time, savings, passbook or other account with it which does not constitute a “deposit account” (as defined in Section 9-102 of the UCC).

(c) The account agreements between the Deposit Account Bank and the Assignor relating to the establishment and general operation of the Deposit Accounts provide, whether specifically or generally, that the laws of ___________1 govern secured transactions relating to the Deposit Accounts and that the Deposit Account Bank’s “jurisdiction” for purposes of Section 9-304 of the UCC in respect of the Deposit Accounts is ________.2 The Deposit Account Bank will not, without the Collateral Agent’s prior written consent, amend any such account agreement so that the Deposit Account Bank’s jurisdiction for purposes of Section 9-304 of the UCC is other than a jurisdiction permitted pursuant to preceding clause (a). All account agreements in respect of each Deposit Account in existence on the date hereof are listed on Annex A hereto and copies of all such account agreements have been furnished to the Collateral Agent. The Deposit Account Bank will promptly furnish to the Collateral Agent a copy of the account agreement for each Deposit Account hereafter established by the Deposit Account Bank for the Assignor.

(d) The Deposit Account Bank has not entered and will not enter, into any agreement with any other Person by which the Deposit Account Bank is obligated to comply with instructions from such other Person as to the disposition of funds from any Deposit Account or other dealings with any Deposit Account or other of the Collateral.

[1]	Inserted jurisdiction(s) must be consistent with requirements of preceding clause (a).
[2]	See footnote 1.

(e) On the date hereof the Deposit Account Bank maintains no Deposit Accounts for the Assignor other than the Deposit Accounts specifically identified in Annex A hereto.

(f) Any items or funds received by the Deposit Account Bank for the Assignor’s account will be credited to said Deposit Accounts specified in paragraph (e) above or to any other Deposit Accounts hereafter established by the Deposit Account Bank for the Assignor in accordance with this Agreement.

(g) The Deposit Account Bank will promptly notify the Collateral Agent of each Deposit Account hereafter established by the Deposit Account Bank for the Assignor (which notice shall specify the account number of such Deposit Account and the location at which the Deposit Account is maintained), and each such new Deposit Account shall be subject to the terms of this Agreement in all respects.

6. Deposit Account Statements and Information. The Deposit Account Bank agrees, and is hereby authorized and instructed by the Assignor, to furnish to the Collateral Agent, at its address indicated below, copies of all account statements and other information relating to each Deposit Account that the Deposit Account Bank sends to the Assignor and to disclose to the Collateral Agent all information requested by the Collateral Agent regarding any Deposit Account.

7. Conflicting Agreements. This Agreement shall have control over any conflicting agreement between the Deposit Account Bank and the Assignor.

8. Merger or Consolidation of Deposit Account Bank. Without the execution or filing of any paper or any further act on the part of any of the parties hereto, any bank into which the Deposit Account Bank may be merged or with which it may be consolidated, or any bank resulting from any merger to which the Deposit Account Bank shall be a party, shall be the successor of the Deposit Account Bank hereunder and shall be bound by all provisions hereof which are binding upon the Deposit Account Bank and shall be deemed to affirm as to itself all representations and warranties of the Deposit Account Bank contained herein.

9. Notices. (a) All notices and other communications provided for in this Agreement shall be in writing (including facsimile) and sent to the intended recipient at its address or telex or facsimile number set forth below:

If to the Collateral Agent, at:

Victory Park Management, LLC

227 W. Monroe Street, Suite 3900

Chicago, Illinois 60606

Telephone:     (312) 705-2786

Facsimile:      (312) 701-0794

Attention:       Scott R. Zemnick, General Counsel

E-mail:            szemnick@vpcadvisors.com

with a copy (for informational purposes only) to:

Katten Muchin Rosenman LLP 525 West Monroe Street
Chicago, Illinois 60661
Telephone: (312) 902-5297 and (312) 902-5495
Facsimile: (312) 577-8964 and (312) 577-8854
Attention: Mark R. Grossmann, Esq. and Scott E. Lyons, Esq.
E-mail: mg@kattenlaw.com andscott.lyons@kattenlaw.com

If to the Assignor, at:

If to the Deposit Account Bank, at:

or, as to any party, to such other address or telex or facsimile number as such party may designate from time to time by notice to the other parties.

(b) Except as otherwise provided herein, all notices and other communications hereunder shall be delivered by hand or by commercial overnight courier (delivery charges prepaid), or mailed, postage prepaid, or telexed or faxed, addressed as aforesaid, and shall be effective (i) three business days after being deposited in the mail (if mailed), (ii) when delivered (if delivered by hand or courier) and (iii) or when transmitted with receipt confirmed (if telexed or faxed); provided that notices to the Collateral Agent shall not be effective until actually received by it.

10. Amendment. This Agreement may not be amended, modified or supplemented except in writing executed and delivered by all the parties hereto.

11. Binding Agreement. This Agreement shall bind the parties hereto and their successors and assign and shall inure to the benefit of the parties hereto and their successors and assigns. Without limiting the provisions of the immediately preceding sentence, the Collateral Agent at any time or from time to time may designate in writing to the Deposit Account Bank a successor Collateral Agent (at such time, if any, as such entity becomes the Collateral Agent under the Security Agreement, or at any time thereafter) who shall thereafter succeed to the rights of the existing Collateral Agent hereunder and shall be entitled to all of the rights and benefits provided hereunder.

12. Continuing Obligations. The rights and powers granted herein to the Collateral Agent have been granted in order to protect and further perfect its security interests in the Deposit Accounts and other Collateral and are powers coupled with an interest and will be affected neither by any purported revocation by the Assignor of this Agreement or the rights granted to the Collateral Agent hereunder or by the bankruptcy, insolvency, conservatorship or receivership of the Assignor or the Deposit Account Bank or by the lapse of time. The rights of the Collateral Agent hereunder and in respect of the Deposit Accounts and the other Collateral, and the obligations of the Assignor and Deposit Account Bank hereunder, shall continue in effect until the security interests of Collateral Agent in the Deposit Accounts and such other Collateral have been terminated and the Collateral Agent has notified the Deposit Account Bank of such termination in writing

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

Assignor:

[NAME OF ASSIGNOR]

By:
Name:
Title:

Collateral Agent:

VICTORY PARK MANAGEMENT, LLC

By:
Name:
Title:

Deposit Account Bank:

[NAME OF DEPOSIT ACCOUNT BANK]

By:
Name:
Title:

ANNEX A

Existing Account Agreements

SCHEDULE OF CHIEF EXECUTIVE OFFICES

Name of Assignor	Address(es) of Chief Executive Office

All Pledgors and Assignors	3527 North Ridge Road, Wichita, Kansas
67205

SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

(See attached)

Lease ID	Address	City	ST/PRV	Zip Code	Country	Notes
0001	9781 Magnolia Ave	Riverside	CA	92503	United States
0002	4915 Moreno Ave	Montclair	CA	91763	United States
0003	10404 Venice Blvd	Culver City	CA	90232	United States
0004	6740 Reseda Blvd	Reseda	CA	91335	United States
0005	2710 S Maryland Pkwy, Suite A	Las Vegas	NV	89109	United States
0006	8847 Imperial Hwy	Downey	CA	90242	United States
0007	857 W Rosecrans Ave	Gardena	CA	90247	United States
0008	13010 Harbor Blvd	Garden Grove	CA	90247	United States
0009	1841 W Northern Ave	Phoenix	AZ	85021	United States
0010	4921 W Sahara Ave	Las Vegas	NV	89146	United States
0011	904 S Gaffey St	San Pedro	CA	90731	United States
0012	4040 N 40th St	Phoenix	AZ	85018	United States
0013	1242 W Main St	Mesa	AZ	85201	United States
0014	7116 NE Fourth Plain Rd	Vancouver	WA	98661	United States
0015	1532 N Jones Blvd	Las Vegas	NV	89121	United States
0016	10972 Beach Blvd	Stanton	CA	90680	United States
0017	3475 E Flamingo, Suite 300	Las Vegas	NV	89121	United States
0018	1331 E 63rd St	Kansas City	MO	64110	United States
0019	8701 E Washington Blvd	Pico Rivera	CA	90660	United States
0020	11221 E 23rd St	Independence	MO	64052	United States
0021	2351 N Alvernon, Suite 100	Tucson	AZ	85712	United States
0022	12131 SE Powell Blvd	Portland	OR	97266	United States
0023	265 S Wadsworth Blvd	Lakewood	CO	80226	United States
0024	1551 E Indian School Rd	Phoenix	AZ	85014	United States
0025	19026 E Burnside St	Portland	OR	97233	United States
0026	3501 W Glendale Ave	Phoenix	AZ	85051	United States
0027	101 S Brookhurst St	Anaheim	CA	92804	United States
0028	3849 SE Powell Blvd	Portland	OR	97202	United States
0029	270 E Baseline St, Suite A	San Bernardino	CA	92410	United States
0030	11000 Lower Azusa Rd	El Monte	CA	91732	United States
0031	25 N Lamb Blvd	Las Vegas	NV	89110	United States
0032	5819 W Camelback Rd	Phoenix	AZ	85031	United States
0033	6115 W Flamingo Rd	Las Vegas	NV	89103	United States
0034	7202 E McDowell Rd	Scottsdale	AZ	85257	United States
0035	3947 Main St	Kansas City	MO	64111	United States
0036	6501 E Evans Ave	Denver	CO	80224	United States
0038	2801 W Washington, Suite 110	Las Vegas	NV	89107	United States
0039	2201 Amidon St	Wichita	KS	67204	United States
0040	701 N West St	Wichita	KS	67203	United States
0041	10309 SE Mill Plain Blvd, Suite A	Vancouver	WA	98664	United States
0042	10223 Sepulveda Blvd, Suite C-D	Mission Hills	CA	91345	United States
0043	4850 E Harry St	Wichita	KS	67218	United States
0044	1215 S Country Club Dr	Mesa	AZ	85210	United States
0045	3447 E Cesar Chavez Ave	Los Angeles	CA	90063	United States
0046	8247 Laurel Canyon Blvd	N Hollywood	CA	91605	United States
0047	3520 E Bell Rd	Phoenix	AZ	85032	United States

0048	5102 W Olive Ave, Suite 103	Glendale	AZ	85302	United States
0049	4241 S Nellis Blvd	Las Vegas	NV	89121	United States
0050	4199 S Ft Apache, Suite D	Las Vegas	NV	89147	United States
0051*	6300 E 21st St N	Wichita	KS	67208	United States	* Operating entity owns the building but leases the ground
0052	430 E 30th Ave	Hutchinson	KS	67502	United States
0053	7865 W Sahara Ave, Suite 102-103	Las Vegas	NV	89117	United States
0054	1050 W Pawnee St	Wichita	KS	67213	United States
0054L2*	1048 W Pawnee St	Wichita	KS	67213	United States	*Vacant building used for storage and parking for adjacent store
0055	1960 W Baseline Rd, Suite 101	Mesa	AZ	85202	United States
0056	4343 N Rancho Dr, Suite 150	Las Vegas	NV	89130	United States
0057	5676 S Eastern Ave	Las Vegas	NV	89119	United States
0058	1956 E Southern Ave	Mesa	AZ	85204	United States
0059	7204 Canoga Ave	Canoga Park	CA	91303	United States
0060	3133 E Douglas Ave	Wichita	KS	67211	United States
0061	7460 W Cheyenne Ave, Suite 110	Las Vegas	NV	89129	United States
0062	5067 E Owens Ave	Las Vegas	NV	89110	United States
0063	100 N Raymond Ave	Fullerton	CA	92831	United States
0064	1895 S Federal Blvd	Denver	CO	80219	United States
0065	1220 W Crawford St	Salina	KS	67401	United States
0066	1221 Main St	Pasadena	TX	77506	United States
0067	5506 Bellaire Blvd, Suite A	Houston	TX	77081	United States
0068	2812 N Main St	Ft Worth	TX	76106	United States
0069	454 W Florence Ave, Suite 102-103	Los Angeles	CA	90003	United States
0070	11830 Bellaire Blvd, Suite A	Houston	TX	77072	United States
0071	1160 Edgebrook Dr	Houston	TX	77034	United States
0072	883 Federal Rd, Suite A	Houston	TX	77015	United States
0073	8602 S Braeswood Blvd	Houston	TX	77031	United States
0074	800 E Seminary Dr	Ft Worth	TX	76115	United States
0075	6902 Harrisburg Blvd	Houston	TX	77011	United States
0076	1503 N Story, Suite 100	Dallas	TX	75061	United States
0077	13482 Northwest Hwy	Houston	TX	77022	United States
0078	2601 S Hampton Rd	Dallas	TX	75224	United States
0079	3501 Gus Thomasson, Suite 102	Mesquite	TX	75150	United States
0080	3422 W Walnut St	Garland	TX	75042	United States
0081	8569 Long Point Rd	Houston	TX	77055	United States
0082	1445 E Kiest Blvd	Dallas	TX	75216	United States
0083	860 S 11th St, Suite 105	Beaumont	TX	77701	United States
0084	690 E Prater Way	Sparks	NV	89431	United States
0085	815 E Pioneer Pkwy	Arlington	TX	76010	United States
0100	4209 E Lancaster Ave	Ft Worth	TX	76103	United States
0101	1212 S Belt Hwy	St Joseph	MO	64507	United States
0102	7007 Bandera Rd, Suite 24	Leon Valley	TX	78238	United States
0103	1360 W Cheyenne Ave, Suite 101	N Las Vegas	NV	89032	United States
0104	1701 Babcock Rd	San Antonio	TX	78229	United States
0105	2949 S National Ave	Springfield	MO	65804	United States
0106	3802 S Gessner, Suite A	Houston	TX	77063	United States
0107	3706 NW Hwy	Dallas	TX	75220	United States
0108	1501 Eastern Blvd	Montgomery	AL	36117	United States

0109	10201 Lake June Rd	Dallas	TX	75217	United States
0110	7434 Airline Dr	Houston	TX	77076	United States
0111	2027 SW Fairlawn Rd	Topeka	KS	66604	United States
0112	321 Palisades Blvd	Birmingham	AL	35209	United States
0113	2332 Civic Center Dr	N Las Vegas	NV	89030	United States
0114	2647 Culebra Rd	San Antonio	TX	78228	United States
0115	6401 Airport Blvd, Suite B	Mobile	AL	36608	United States
0116	3410 Hwy 69 N	Northport	AL	35473	United States
0117	5532 Manchaca Rd	Austin	TX	78745	United States
0118	4009 S Padre Island Dr	Corpus Christi	TX	78401	United States
0119	10884 W Bellfort St	Houston	TX	77099	United States
0120	400 W University Dr	Denton	TX	76201	United States
0121	1924 S Business 77	Harlingen	TX	78550	United States
0122	5900 Brainerd Rd	Chattanooga	TN	37411	United States
0123	848 E Sibley Blvd	Dolton	IL	60419	United States
0124	7201 Balboa Blvd	Van Nuys	CA	91406	United States
0125	11100 S Cicero Ave	Alsip	IL	60803	United States
0126	1601 W Warm Springs Rd	Henderson	NV	89014	United States
0127	423 N New Braunsfels, Suite 2-3	San Antonio	TX	78202	United States
0128	8701 S Cottage Grove Ave	Chicago	IL	60619	United States
0129	1103 Fair Ave, Suite 1	San Antonio	TX	78210	United States
0130	4403 Chapman Hwy	Knoxville	TN	37920	United States
0131	120 Gallatin Pike S, Suite B	Madison	TN	37115	United States
0132	2401 Nolensville Pike	Nashville	TN	37211	United States
0133	4800 W Addison St	Chicago	IL	60641	United States
0134	5445 South St	Lakewood	CA	90713	United States
0135	7855 Van Nuys Blvd	Panorama City	CA	91402	United States
0136	13722 Sherman Way	Van Nuys	CA	91405	United States
0137	5701 Charlotte Pike	Nashville	TN	37209	United States
0138	1931 N Mannheim Rd	Melrose Park	IL	60160	United States
0139	120 W Baseline Rd	Rialto	CA	92376	United States
0140	1552 W 119th St	Chicago	IL	60643	United States
0141	932 Ann St	Montgomery	AL	36107	United States
0142	229 W Anaheim St	Wilmington	CA	90744	United States
0143	5002 Harding Pl	Nashville	TN	37211	United States
0144	1801 W 6th St	Los Angeles	CA	90057	United States
0145	106 Knox Rd	Knoxville	TN	37918	United States
0146	380 Broadway, Suite 103	El Cajon	CA	92021	United States
0147	3615 McFarland Blvd, Suite 109	Tuscaloosa	AL	35405	United States
0148	9240 Hwy 49	Gulfport	MS	39503	United States
0149	13545 Florence Ave	Whittier	CA	90605	United States
0175	1521 N 10th St	McAllen	TX	78501	United States
0176	7120 San Bernardo Ave	Laredo	TX	78041	United States
0177	2119 E Saunders St	Laredo	TX	78041	United States
0178	695 S Sam Houston Blvd	San Benito	TX	78586	United States
0179	4298 University Dr NW	Huntsville	AL	35816	United States
0180	4217 W Waco Dr	Waco	TX	76710	United States
0181	4648 S Cicero Ave	Chicago	IL	60638	United States

0182	1218 N Lake St, Suite 120	Aurora	IL	60506	United States
0184	2201 N Frazier St	Conroe	TX	77301	United States
0185	1698 Memorial Blvd	Murfreesboro	TN	37129	United States
0186	2785 Belle Chasse Hwy	Gretna	LA	70056	United States
0187	808 25th St NW	Cleveland	TN	37311	United States
0188	1655 Fort Campbell Blvd	Clarksville	TN	37042	United States
0189	3100 Dickerson Pike	Nashville	TN	37207	United States
0190	13263 Van Nuys Blvd	Pacoima	CA	91311	United States
0191	2102 Goliad Rd, Suite 1	San Antonio	TX	78223	United States
0192	972 Bandera Rd	San Antonio	TX	78228	United States
0193	10828 Florida Blvd	Baton Rouge	LA	70815	United States
0194	501 S Conway Ave	Mission	TX	78572	United States
0195	1029 West Ave I	Lancaster	CA	92411	United States
0196	2955 E Texas St	Bossier City	LA	71111	United States
0197	123 Gause Blvd W	Slidell	LA	70460	United States
0198	25010 Alessandro Blvd	Moreno Valley	CA	92553	United States
0201	6702 S Congress Ave	Austin	TX	78745	United States
0202	9616 N Lamar Blvd, Suite 199	Austin	TX	78753	United States
0203	11643-B Research Blvd	Austin	TX	78759	United States
0204	2818 S Lamar Blvd	Austin	TX	78704	United States
0205	907-B IH 35	Round Rock	TX	78664	United States
0206	510 N Bell Blvd, Suite 104	Cedar Park	TX	78613	United States
0207	7201 Cameron Rd	Austin	TX	78752	United States
0208	2030 E Oltorf St, Suite 102B	Austin	TX	78741	United States
0209	3840 Airport Blvd	Austin	TX	78722	United States
0211	706 E Hopkins St	San Marcos	TX	78666	United States
0212	3706 Guadalupe St, Suite D	Austin	TX	78705	United States
0214	2008 W Parmer Ln	Austin	TX	78727	United States
0222	11217 Leopard St, Suite 1	Corpus Christi	TX	78410	United States
0225	4701 Ayers St, Suite 600-10	Corpus Christi	TX	78415	United States
0226	3710 Leopard St	Corpus Christi	TX	78408	United States
0231	5110 Fredericksburg Rd	San Antonio	TX	78229	United States
0232	12804 Nacogdoches Rd	San Antonio	TX	78217	United States
0233	2905 West Ave	San Antonio	TX	78201	United States
0234	1304 SW Military Dr	San Antonio	TX	78221	United States
0236	8542 Blanco Rd	San Antonio	TX	78216	United States
0237	3927 W Commerce St	San Antonio	TX	78207	United States
0238	1005 Pat Booker Rd	Universal City	TX	78148	United States
0241	406 Old Hwy 90 W	San Antonio	TX	78237	United States
0242	6040 Ingram Rd	San Antonio	TX	78238	United States
0245	10602 Perrin Beitel Rd	San Antonio	TX	78217	United States
0246	5510 Walzem Rd	San Antonio	TX	78218	United States
0247	2006 Veterans Blvd	Del Rio	TX	78840	United States
0248	5129-A West Ave	San Antonio	TX	78213	United States
0249	4515-2 Fredericksburg Rd	Heights	TX	78201	United States
0250	2514 White Blvd	Austin	TX	78741	United States
0251	1204-A Hwy 123	San Marcos	TX	78666	United States
0253	11300-C Pollyanna	Austin	TX	78753	United States

0256	1103A N IH-35	Austin	TX	78702	United States
0258	3601 W William Cannon, Suite 400	Austin	TX	78749	United States
0259	1505-C Wells Branch Pkwy	Pflugerville	TX	78660	United States
0261	15300 S IH-35, Suite 390	Buda	TX	78610	United States
0263	7112 Ed Bluestein Blvd, Suite 177	Austin	TX	78723	United States
0264	1909 E William Cannon, Suite 101	Austin	TX	78744	United States
0266	8606 Research Blvd	Austin	TX	78758	United States
0267	2237 E Riverside Dr, Suite 101-D	Austin	TX	78741	United States
0270	3010 Nogalitos St	San Antonio	TX	78225	United States
0271	10650 Culebra Rd, Suite 128	San Antonio	TX	78251	United States
0273	1107 S WW White Rd	San Antonio	TX	78220	United States
0276	5886 DeZavala Rd, Suite 103	San Antonio	TX	78249	United States
0277	1107 San Pedro Ave, Suite 101	San Antonio	TX	78212	United States
0278	931 S General McMullen Dr	San Antonio	TX	78237	United States
0280	6851 W Military Dr, Suite 101	San Antonio	TX	78227	United States
0281	3138 SE Military Dr, Suite 101	San Antonio	TX	78235	United States
0282	2337 SW Military Dr	San Antonio	TX	78224	United States
0283	8770 State Hwy 151, Suite 105	San Antonio	TX	78245	United States
0284	6338 Old Pearsall Rd, Suite 101	San Antonio	TX	78242	United States
0300	1021 Hwy 39 Bypass	Meridian	MS	39301	United States
0302	6686 El Cajon Blvd, Suite F	San Diego	CA	92115	United States
0303	9360 Mansfield Rd	Shreveport	LA	71118	United States
0304	8320 FM 78, Suite 3	Converse	TX	78109	United States
0305	1729 NW Topeka Blvd	Topeka	KS	66608	United States
0306	3555 W Slauson Ave	Los Angeles	CA	90043	United States
0307	123 E Vernon Ave	Los Angeles	CA	90011	United States
0308	11401 S Figueroa St	Los Angeles	CA	90061	United States
0309	740 W Compton Blvd	Compton	CA	90220	United States
0310	1502 Austin Hwy, Suite 101	San Antonio	TX	78218	United States
1501	2137 Jane St, Unit 1	Downsview	ON	M3M 1A2	Canada
1502	2363 Finch Ave W	Weston	ON	M9M 2W8	Canada
1503	2687 Kipling Ave, Unit 4	Etobicoke	ON	M9V 5G6	Canada
1504	1876 Kennedy Rd	Scarborough	ON	M1P 2L8	Canada
1505	6020 Hurontario St, Unit 6	Mississauga	ON	L5R 4B3	Canada
1506	1733 Eglinton Ave E, Unit 5	Scarborough	ON	M4A 1J8	Canada
1507	1180 Simcoe St N, Unit 7	Oshawa	ON	L1G 4W8	Canada
1508	346 King St W	Oshawa	ON	L1G 6J2	Canada
1510	644 Yonge St	Toronto	ON	M4Y 1Z8	Canada
1511	10 Gillingham Dr, Unit 103	Brampton	ON	L6X 5A5	Canada
1512	1403 Dundas St E, Unit B	Mississauga	ON	L4X 1L3	Canada
1514	2394 Eglinton Ave E	Scarborough	ON	M1K 2P3	Canada
1515	3024 Hurontario St, Unit G11	Mississauga	ON	L5B 4M4	Canada
1516	4500 Kingston Rd	Scarborough	ON	M1E 2N9	Canada
1517	3182 Eglinton Ave E	Scarborough	ON	M1J 2H5	Canada
1518	2966 Danforth Ave	Scarborough	ON	M4C 1M6	Canada
1519	1839 Finch Ave W, Unit 7	Toronto	ON	M3N 2V2	Canada
1520	1682 Jane St	Toronto	ON	M9N 2S2	Canada
1522	61 King St E	Hamilton	ON	L8N 1A5	Canada

1523	1396 Main St E	Hamilton	ON	L8K 1C1	Canada
1524	171 Bank St, Unit 124	Ottawa	ON	K2P 1W5	Canada
1525	275 Montreal Rd	Ottawa	ON	K1L 6C2	Canada
1526	2301 Tecumseh Rd E	Windsor	ON	N8W 1E6	Canada
1527	596 Ouellette Ave	Windsor	ON	N9A 1B7	Canada
1530	1530 Albion Rd, Unit 100	Toronto	ON	M9V 1B4	Canada
1531	135 Wyse Rd, Unit 1-2	Dartmouth	NS	B3A 4K9	Canada
1533	4080 Highway 7, Unit 1	Woodbridge	ON	L4L 8Z2	Canada
1534	550 Hespeler Rd, Unit 1	Cambridge	ON	N1R 6J8	Canada
1535	357 1/2 Yonge St	Toronto	ON	M5B 1S1	Canada
1536	69 Davis Dr	Newmarket	ON	L3Y 2M9	Canada
1537	2057 Royal Windsor Dr	Mississauga	ON	L5J 1K5	Canada
1538	756 Yonge St	Toronto	ON	M4Y 2B6	Canada
1539	1414 Lasalle Blvd, Unit 101	Sudbury	ON	P3A 1Z6	Canada
1540	2535 Bank St	Ottawa	ON	K1V 8R9	Canada
1541	4396 King St E, Unit 1	Kitchener	ON	N2G 3W6	Canada
1542	2200 Queen St E, Unit 6	Brampton	ON	L6S 4G9	Canada
1543	3932 Keele St	Toronto	ON	M3J 1N8	Canada
1544	1384 Wellington Rd S, Unit 4	London	ON	N6E 1M3	Canada
1545	5487 Dundas St W, Unit 5	Etobicoke	ON	M9B 1B5	Canada
1546	1541 Merivale Rd, Unit B	Ottawa	ON	K2G 5W1	Canada
1547	372 Queen St E	Brampton	ON	L6V 1C3	Canada
1548	1450 Kingston Rd, Unit 10	Pickering	ON	L1V 1C1	Canada
1549	2131 Lawrence Ave E, Unit 101	Scarborough	ON	M1R 5G4	Canada
1550	9555 Yonge St, Unit 25	Richmond Hill	ON	L4C 9M5	Canada
1551	15525 118th Ave	Edmonton	AB	T5V 1C5	Canada
1553	1650 Bath Rd	Kingston	ON	K7M 4X6	Canada
1554	311 Henderson Hwy	Winnipeg	MB	R2L 1M4	Canada
1556	17th Avenue SE, Unit 3504 A	Calgary	AB	T2A 0R7	Canada
1557	1353 McPhillips St Unit 1	Winnipeg	MB	R2X 3A6	Canada
1558	9847 63rd Ave, Unit 4	Edmonton	AB	T6E 0G7	Canada
1560	11803 125th St NW	Edmonton	AB	T5L 0S1	Canada
1561	7165 Chebucto Rd	Halifax	NS	B3L 1N5	Canada
1563	14339 MacLeod Trail S	Calgary	AB	T2Y 1M7	Canada
1564	9626 165 Ave	Edmonton	AB	T5Z 3L3	Canada
1565	1299 Oxford St E	London	ON	N5Y 4W5	Canada
1566	10007 170th St NW	Edmonton	AB	T5P 4R5	Canada
1567	113 Rideau St	Ottawa	ON	K1N 5X1	Canada
1568	158 Hwy, Unit 8	Stoney Creek	ON	L8G 3V2	Canada
1569	7460 82nd Ave NW	Edmonton	AB	T6B 0G2	Canada
1570	62 Overlea Blvd, Unit 4B	Toronto	ON	M4H 1C4	Canada
1571	4604 MacLeod Trail SW	Calgary	AB	T2G 0A8	Canada
1572	748 Guelph Line	Burlington	ON	L7R 3N5	Canada
1573	1321 Archibald St	Winnipeg	MB	R2J 3A4	Canada
1574	471 Hazeldean Rd	Ottawa	ON	K2L 4B8	Canada
1575	13737 127th St NW	Edmonton	AB	T6V 1A8	Canada
1576	75 Ellesmere Rd, Unit B2	Scarborough	ON	M1R 4B7	Canada
1577	2712 Keele St	Toronto	ON	M3M 2G1	Canada

1578	883 St Clair Ave W	Toronto	ON	M6C 1C4	Canada
1579	1795 St Clair Ave W	Toronto	ON	M6N 1J7	Canada
1581	3111 Dufferin St, Unit A	Toronto	ON	M6A 2S7	Canada
1582	11736 34th St NW	Edmonton	AB	T5W 1Z1	Canada
1583	2071 Steeles Ave W, Unit H1	Toronto	ON	M3J 3N3	Canada
1584	2280 Islington Ave	Toronto	ON	M9W 3W8	Canada
1585	2250 50th Ave, Unit 1C	Red Deer	AB	T4R 1W5	Canada
1586	12 222 16th Ave NE	Calgary	AB	T2E 1J8	Canada
1589	647 Portage Ave, Unit 1	Winnipeg	MB	R3B 2G4	Canada
1590	13737 72nd Ave, Unit 100	Surrey	BC	V3W 2P2	Canada
1591	7287 Knight St	Vancouver	BC	V5P 2W9	Canada
1592	33 10556 King George Blvd	Surrey	BC	V3T 2X3	Canada
1593	20221 Fraser Hwy	Langley	BC	V3A 4E6	Canada
1595	8386 120 St, 103B	Surrey	BC	V3W 3N4	Canada
1596	740 Columbia St	Westminster	BC	V3M 1B4	Canada
1597	324 Guelph St	Georgetown	ON	L7G 4B5	Canada
1598	250 King George Rd, Unit 4	Brantford	ON	N3R 5L5	Canada
1599	347 Bayfield St, Unit 2A	Barrie	ON	L4M 3C3	Canada
1600	4490 Fairview St, Unit D102-3	Burlington	ON	L7L 5P9	Canada
1601	221 Woodlawn Rd W, Unit B7	Guelph	ON	N1H 8P4	Canada
1602	3245 Finch Ave E	Scarborough	ON	M1W 4C1	Canada
1603	965 Talbot St, Unit D	St. Thomas	ON	N5P 1E8	Canada
1604	260 Geneva St	St. Catharines	ON	L2N 2E8	Canada
1605	451 Paul St	Dieppe	NB	E1A 6W8	Canada
1606	6758 Lundy’s Ln, Unit 2	Niagara Falls	ON	L2G 1V5	Canada
1607	687 Queen St W	Toronto	ON	M6J 1E6	Canada
1608	44 Mapleview Dr W, Unit 2	Barrie	ON	L4N 6L4	Canada
1609	525 Highland Rd W, Unit 2	Kitchener	ON	N2M 5K1	Canada
1610	970 Upper James St	Hamilton	ON	L9C 3A5	Canada
1611	212A Queen St E	Brampton	ON	L6V 1B7	Canada
1612	736A Queenston Rd	Hamilton	ON	L8G 1A4	Canada
1613	576 Ritson Rd S	Oshawa	ON	L1H 5K7	Canada
1614	13552 97 St NW	Edmonton	AB	T5E 4E2	Canada
1615	15640 Stony Plain Rd	Edmonton	AB	T5P 3Z4	Canada
1618	6060 Memorial Dr NE, Unit 18	Calgary	AB	T2A 5Z5	Canada
1619	371 Wellington Rd S, Unit A	London	ON	N6C 4P9	Canada
1620	644 Portland St, Unit 4	Dartmouth	NS	B2W 2M3	Canada
1621	6219 Centre St NW, Unit 10A	Calgary	AB	T2K 0V2	Canada
1622	158 Dundas St	London	ON	N6A 1G1	Canada
1623	1015 Granville St	Vancouver	BC	V6Z 1L4	Canada
1624	1248 Robson St	Vancouver	BC	V6E 1C1	Canada
1625	5010 4th St NE, Unit 26	Calgary	AB	T2K 5X8	Canada
1626	3703 17th Ave SE	Calgary	AB	T2A 0S1	Canada
1627	100 6061 No 3 Road	Richmond	BC	V6Y 2B2	Canada
1628	1192 Burrard St	Vancouver	BC	V6Z 1Y7	Canada
1629	13040 50th Street NW	Edmonton	AB	T5A 4V9	Canada
1630	7475 Tecumseh Rd E	Windsor	ON	N8T 1G2	Canada
1631	9250 MacLeod Trail SE, Bay 18	Calgary	AB	T2J 0P5	Canada

1632	3 Harwood Ave S, Unit 1-2	Ajax	ON	L1S 2C1	Canada
1633	1593 Bank St	Ottawa	ON	K1H 7Z3	Canada
1634	304 Dunlop St W, Units 11-13	Barrie	ON	L4N 7N2	Canada
1635	101 1050 Terminal Ave N	Nanaimo	BC	V9S 4K4	Canada
1636	101 1483 Douglas St	Victoria	BC	V8W 2G1	Canada
1637	844 Niagara St, Unit A, Bldg C	Welland	ON	L3C 1M3	Canada
1638	3214 Douglas St, Unit 202	Victoria	BC	V8Z 3K6	Canada
1639	2490 Main St	Vancouver	BC	V5T 3E2	Canada
1640	1248 London Rd	Sarnia	ON	N7S 1P5	Canada
1641	997 St Laurent Blvd	Ottawa	ON	K1K 3B1	Canada
1643	2390 East Hastings St	Vancouver	BC	V5L 1V5	Canada
1644	2659 Dundas St W	Toronto	ON	M6P 1X9	Canada
1645	1771 Queen St E	Brampton	ON	L6T 4S3	Canada
1646	276 Rexdale Blvd	Etobicoke	ON	M9W 1R2	Canada
1647	3095 Robie St	Halifax	NS	B3K 4P7	Canada
1648	1375 Huron Church Rd	Windsor	ON	N9C 2B4	Canada
1649	475 Albert St	Regina	SK	S4R 2P1	Canada
1650	1080 Memorial Ave	Thunder Bay	ON	P7B 4A3	Canada
1651	820 Red River Rd	Thunder Bay	ON	P7B 1K2	Canada
1652	947 Lansdowne St W	Peterborough	ON	K9J 1Z5	Canada
1653	52 Elm St	Sudbury	ON	P3C 1S7	Canada
1654	851 Danforth Ave	Toronto	ON	M4J 1L2	Canada
1655	2720 Mayor Magrath Dr S	Lethbridge	AB	T1K 7J5	Canada
1656	460 Main St W	Hamilton	ON	L8P 1K5	Canada
1657	3202 Dunmore Rd SE	Medicine Hat	AB	T1B 2X2	Canada
1658	78 Gordon St	Guelph	ON	N1H 4H4	Canada
1659	677 Princess St	Kingston	ON	K7L 1E6	Canada
1660	22444 Lougheed Hwy	Maple Ridge	BC	V2X 2T6	Canada
1661	2115 22nd St W	Saskatoon	SK	S7M 0V2	Canada
1662	5587 Yonge St	North York	ON	M2N 5S4	Canada
1663	1303 3 Ave S	Lethbridge	AB	T1J 0K4	Canada
1664	33258 S Fraser Way	Abbotsford	BC	V2S 2B3	Canada
1665	357 Great Northern Rd	Sault Ste. Marie	ON	P6B 4Z8	Canada
1666	2000 St Joseph Blvd	Orleans	ON	K1C 1E6	Canada
1667	2090 Harvey Ave	Kelowna	BC	V1Y 8P8	Canada
1668	1501 Idylwyld Dr	Saskatoon	SK	S7L 1A9	Canada
1669	808 Sackville Dr	Lower Sackville	NS	B4E 1R7	Canada
1670	550 Arthur St W	Thunder Bay	ON	P7E 5R4	Canada
1671	11802 Jasper Ave NW	Edmonton	AB	T5K 0N7	Canada
1672	2017 Robertson Rd	Ottawa	ON	K2H 5Y7	Canada
1673	1315 Richmond Rd	Ottawa	ON	K2B 8J7	Canada
1674	101 Victoria Avenue, Unit 25	Regina	SK	S4N 0N3	Canada
1675	7686 Hurontario St	Brampton	ON	L6Y 5B5	Canada
1676	2031 Cassells St	North Bay	ON	P1B 4E1	Canada
1677	3601 Lawrence Ave E, Unit 2	Scarborough	ON	M1G 1P5	Canada
1678	360 Norwich Ave, Unit 5	Woodstock	ON	N4S 3W2	Canada
1679	789 Fortune Dr, Unit 20	Kamloops	BC	V2B 2L3	Canada
1680	6912 Kingsway	Burnaby	BC	V5E 1E6	Canada

1681	35 Front St S	Orillia	ON	L3V 4S1	Canada
1682	1549 Dundas St E	Whitby	ON	L1N 2K6	Canada
1683	1 Hespeler Rd, Unit B01001A	Cambridge	ON	N1R 8L4	Canada
1684	120 45863 Yale Rd	Chilliwack	BC	V2P 2N6	Canada
1686	303 51st St E	Saskatoon	SK	S7K 8G2	Canada
1687	196 Dalhousie St, Unit 1	Brantford	ON	N3S 3T7	Canada
1688	735 The Queensway	Etobicoke	ON	M8Z 1M8	Canada
1689	6614 127 Ave NW	Edmonton	AB	T5C 1P9	Canada
1690	581 Ryan Road, Unit 2	Courtenay	BC	V9N 3R5	Canada
1691	274 N Front St	Belleville	ON	K8P 3C4	Canada
1692	5852 Trans-Canada Hwy	Duncan	BC	V9L 3S1	Canada
1693	210 15th St W	Prince Albert	SK	S6V 3P8	Canada
1694	905 37 St SW	Calgary	AB	T3C 1S4	Canada
1695	1575 Eglinton Ave W	Toronto	ON	M6E 2G9	Canada
1696	5890 Main St	Niagara Falls	ON	L2G 5Z8	Canada
1697	12405 107 Ave	Edmonton	AB	T5M 0Z2	Canada
1698	239 Scarlett Rd	Toronto	ON	M6N 4K8	Canada
1699	648 King St W	Kitchener	ON	N2G 1E1	Canada
1700	400 Steeles Ave E, Unit 6	Brampton	ON	L6W 3R2	Canada
1701	525 Grand Ave W	Chatham	ON	N7L 1C5	Canada
1703	6172 Bathurst St	Toronto	ON	M2R 2A2	Canada
1704	72 Lakeshore Dr	North Bay	ON	P1A 2A6	Canada
1705	906 Marine Dr	Vancouver	BC	V7P 1R9	Canada
1706	10737 Yonge St, Unit 1	Richmond Hill	ON	L4C 9M9	Canada
1707	320 Speers Rd	Oakville	ON	L6K 3R9	Canada
1708	1735 Kipling Ave	Toronto	ON	M9R 2Y8	Canada
1709	3104 27th St, Unit 4	Vernon	BC	V1T 4M6	Canada
1710	1475 Prairie Ave, Suite 2130	Port Coquitlam	BC	V3B 1T3	Canada
2500	410 Brixton Rd	Brixton	LD	SW97AW	United Kingdom
2501	232 Kilburn High Rd	Kilburn	LD	NW6 4JP	United Kingdom
2502	119 Peckham High St	Peckham	LD	SE15 5SL	United Kingdom
2503	8-10 Cranbrook Rd	Ilford	LD	IG1 4DJ	United Kingdom
2504	269-271 Walworth Ave	Walworth	LD	SE17 1RL	United Kingdom
2505	60 Uxbridge Rd	Shepherds Bush	LD	W12 8LP	United Kingdom
2506	135A High Street N	East Ham	LD	E6 1HZ	United Kingdom
2507	19 The Broadway High Rd	Wood Green	LD	N22 6DS	United Kingdom
2511	48 Kingsland High St	Dalston	LD	E8 2JP	United Kingdom
2512	100B Bull St	Birmingham	W Mid	B4 7AA	United Kingdom
2513	49 Upper Parliament St	Nottingham	NG	NG1 2AB	United Kingdom
2519	3-5 The Bridge	Walsall	W Mid	WS1 1LG	United Kingdom
2520	105a Commercial Rd	Portsmouth	Ham	PO1 1BQ	United Kingdom
2521	530 High Rd	Wembley	LD	HA9 7BS	United Kingdom
2522	83 Above Bar St	Southampton	Ham	So14 7FG	United Kingdom
2523	175 North End	Croydon	Sur	CR0 1TP	United Kingdom
2524	135 Commercial St	Newport	Gwent	NP20 1LY	United Kingdom
9001	3527 N Ridge Rd	Wichita	KS	67205	United States
9002	3531 N Ridge Rd, 2nd Floor	Wichita	KS	67205	United States
9003	3611 N Ridge Rd, Suite 101 & 103	Wichita	KS	67206	United States

9004	3607 N Ridge Rd, Suite 106	Wichita	KS	67205	United States
9005	8400 E 32nd St N	Wichita	KS	67226	United States
9008	30-34 Houndsgate	Nottingham	BX	NG1 7AB	United Kingdom
9011	14 Low St	Keighley	BX	BD21 3PN	United Kingdom
9012	400 Carlingview Dr	Toronto	ON	M9W 5X9	Canada
9013	3615 N Ridge Rd	Wichita	KS	67205	United States
9014	31 Wellington St	Leeds	BX	LS1 4DL	United Kingdom
9015	7330 W 33rd Street N	Wichita	KS	67205	United States
9016	440 N Wells Street, Suite 800	Chicago	IL	60654	United States

- closed location, under lease

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION

(AND WHETHER A REGISTERED ORGANIZATION), JURISDICTION OF

ORGANIZATION, LOCATION, ORGANIZATIONAL IDENTIFICATION

NUMBERS AND FEDERAL EMPLOYER IDENTIFICATION NUMBERS

Exact Legal Name of Each Assignor	Type of Organization (or, if the Assignor is an Individual, so indicate)	Registered Organization? (Yes/No )	Jurisdiction of Organization	Assignor’s Location (for purposes of NY UCC § 9-307)	Assignor’s Organization Identification Number (or, if it has none, so indicate)	Assignor’s Federal Employer Identification Number (or, if it has none, so indicate)
Curo	Corporation	Yes	Delaware	3527 North	Delaware:	[****]
Financial				Ridge Road,	4568552
Technologies				Wichita,
Corp.				Kansas 67205

Curo	Corporation	Yes	Delaware	3527 North	Delaware:	[****]
Intermediate				Ridge Road,	4575800
Holdings				Wichita,
Corp.				Kansas 67205

Todd	Corporation	Yes	Nevada	3527 North	Nevada:	[****]
Financial, Inc.				Ridge Road,	C315-2004
Wichita,
Kansas 67205

Curo	Limited	Yes	Nevada	3527 North	Nevada:	[****]
Management	Liability			Ridge Road,	LLC15783-2002
LLC	Company			Wichita,
Kansas 67205

FMMR	Corporation	Yes	Nevada	3527 North	Nevada:	[****]
Investments,				Ridge Road,	E0147582006-4
Inc.				Wichita,
Kansas 67205

Evergreen	Corporation	Yes	Nevada	3527 North	Nevada:	[****]
Financial				Ridge Road,	C28559-2001
Investments,				Wichita,
Inc.				Kansas 67205

Principal	Corporation	Yes	Nevada	3527 North	Nevada:	[****]
Investments,				Ridge Road,	C24603-2002
Inc.				Wichita,
Kansas 67205

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Todd Car	Corporation	Yes	Nevada	3527 North	Nevada:	[****]
Title, Inc.				Ridge Road,	C603-2004
Wichita,
Kansas 67205

Speedy Cash	Corporation	Yes	Nevada	3527 North	Nevada:	[****]
				Ridge Road,	C20087-1998
Wichita,
Kansas 67205

Advance	Corporation	Yes	Nevada	3527 North	Nevada:	[****]
Group, Inc.				Ridge Road,	C11137-1999
Wichita,
Kansas 67205

Concord	Corporation	Yes	Nevada	3527 North	Nevada:	[****]
Finance, Inc.				Ridge Road,	C12543-2002
Wichita,
Kansas 67205

SCIL, Inc.	Corporation	Yes	Nevada	3527 North	Nevada:	[****]
				Ridge Road,	E0482792006-5
Wichita,
Kansas 67205

Cash	Limited	Yes	Nevada	3527 North	Nevada:	[****]
Colorado,	Liability			Ridge Road,	C12636-2003
LLC	Company			Wichita,
Kansas 67205

Galt Ventures,	Limited	Yes	Kansas	3527 North	Kansas: 4234100	[****]
LLC	Liability			Ridge Road,
	Company			Wichita,
Kansas 67205

A Speedy	Limited	Yes	Nevada	3527 North	C912-2001	[****]
Cash Car Title	Liability			Ridge Road,
Loans, LLC	Company			Wichita,
Kansas 67205

SCIL Texas,	Limited	Yes	Nevada	3527 North	E0039112007-9	[****]
LLC	Liability			Ridge Road,
	Company			Wichita,
Kansas 67205

Attain	Limited	Yes	Nevada	3527 North	Nevada:	[****]
Finance, LLC	Liability			Ridge Road,	E0499842009-4
	Company			Wichita,
Kansas 67205

SC Aurum,	Limited	Yes	Nevada	3527 North	Nevada:	[****]
LLC	Liability			Ridge Road,	E0492782009-9
	Company			Wichita,
Kansas 67205

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Speedy Cash	Corporation	Yes	Nevada	3527 North	Nevada: E0	[****]
Illinois, Inc.				Ridge Road,	291302012-5
Wichita,
Kansas 67205

SC Texas	Corporation	Yes	Nevada	3527 North	Nevada:	[****]
MB, Inc.				Ridge Road,	E0376982012-7
Wichita,
Kansas 67205

The Money	Limited	Yes	Texas	3527 North	Texas:	[****]
Store, L.P.	partnership			Ridge Road,	7422197024
Wichita,
Kansas 67205

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE OF TRADE AND FICTITIOUS NAMES

Name of Assignor	Trade and/or Fictitious Names
Curo Intermediate Holdings Corp.	Speedy Cash

Curo Intermediate Holdings Corp.	Rapid Cash

Attain Finance, LLC	OPT+

DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING WITHIN

ONE YEAR PRIOR TO THE DATE OF THE SECURITY AGREEMENT

None.

Schedule of Deposit Accounts that are Concentration Accounts

Loan Party	Bank	Account Number	Account purpose
Attain Finance LLC	Axiom Bank	[****]	Load Fund-Attain
Attain Finance LLC	Axiom Bank	[****]	ACH Fund-Attain
Attain Finance LLC	Axiom Bank	[****]	Pool Fund-Attain
Attain Finance LLC	Axiom Bank	[****]	Revenue-Attain
Attain Finance LLC	Axiom Bank	[****]	Reserve-Attain
Attain Finance LLC	Axiom Bank	[****]	Bill Pay-Attain
Attain Finance LLC	Axiom Bank	[****]	Chargeback-Attain
Attain Finance LLC	Axiom Bank	[****]	Visa Settlement-Attain
Attain Finance LLC	Axiom Bank	[****]	MC Settlement-Attain
Attain Finance LLC	Axiom Bank	[****]	Overdraft-Attain
Attain Finance LLC	Metropolitan Commercial	[****]	Cardholder Pooled Funds
	Bank		- Attain
Attain Finance LLC	Metropolitan Commercial	[****]	Reserve - Attain
Bank
Attain Finance LLC	Metropolitan Commercial	[****]	Settlement - Attain
Bank
Attain Finance LLC	Metropolitan Commercial	[****]	Operating - Attain
Bank
Attain Finance LLC	Metropolitan Commercial	[****]	Adjustments - Attain
Bank
Attain Finance LLC	Metropolitan Commercial	[****]	Revenue - Attain
Bank
CFTC Finance, Inc.	Wells Fargo	[****]	CFTC Finance Inc
Concord Finance, Inc.	Wells Fargo	[****]	Concord Concentration
Curo Group Holdings	Wells Fargo	[****]	Curo Group Holdings
Corp
Curo Intermediate	Wells Fargo	[****]	Curo Intermediate
Holdings Corp.			Holdings
Curo Management, LLC	Wells Fargo	[****]	Curo Payroll
Curo Management, LLC	Wells Fargo	[****]	Curo Concentration
Curo Management, LLC	Wells Fargo	[****]	Curo Payables
Curo Management, LLC	Wells Fargo	[****]	Curo HCA
Curo Management, LLC	Wells Fargo	[****]	Bill Pay Account
Curo Management, LLC	Wells Fargo	[****]	Money Order Account
Curo Management, LLC	Wells Fargo	[****]	MoneyGram Account
Curo Management, LLC	Wells Fargo	[****]	Credit Card Account
Curo Management, LLC	Wells Fargo	[****]	Miscellaneous Account
Curo Management, LLC	Wells Fargo	[****]	ACH Account
Curo Management, LLC	Wells Fargo	[****]	Store Depository Account
SC Aurum, LLC	Wells Fargo	[****]	SC Aurum
SCIL Texas, LLC	Wells Fargo	[****]	SCIL TX Concentration
SCIL, Inc	Wells Fargo	[****]	SCIL Concentration
Speedy Cash, Inc.	Wells Fargo	[****]	Speedy Cash Illinois -
Operating Acct
The Money Store, LP	Wells Fargo	[****]	Speedy Cash Inc -
Auction Proceeds

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.